EXECUTION VERSION

THIRD EXTENSION AGREEMENT
THIS THIRD EXTENSION AGREEMENT, dated as of September 17, 2015 (this “Agreement”), among WESTAR ENERGY, INC., a Kansas corporation (the “Borrower”), Kansas Gas and Electric Company, a Kansas corporation (the “Guarantor”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), CITIBANK, N.A., as syndication agent, and BANK OF AMERICA, N.A., THE BANK OF NEW YORK MELLON, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. and WELLS FARGO BANK, NATIONAL ASSOCIATION, as documentation agents.
RECITALS
A.    The Borrower, the banks and other financial institutions party thereto and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement dated as of September 29, 2011, as amended by the First Extension Agreement, dated as of July 19, 2013 and as further amended by the Second Extension Agreement, dated as of September 18, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement as they may be modified pursuant to this Agreement.
B.    The Borrower has requested a one-year extension of the Revolving Termination Date pursuant to Section 2.1(b) of the Credit Agreement and the Lenders signatory hereto have approved such request.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
I.EXTENSION
Pursuant to Section 2.1(b) of the Credit Agreement, the Borrower provided not less than 65 days’ written notice to the Administrative Agent prior to September 29, 2015 (the “Noticed Anniversary Date”) of its request to extend the Revolving Commitments. As of the date hereof, Lenders (the “Extending Lenders”) holding more than fifty percent (50%) of the Total Revolving Commitments, by executing this Agreement, have approved the Borrower’s request to extend its Revolving Commitments in the amount set forth on Schedule I hereto (such extended Revolving Commitments, the “Extended Revolving Commitments”) and, subject to the satisfaction of the conditions precedent set forth in Section II, the Revolving Termination Date as to the Extended Revolving Commitments of the Extending Lenders shall be extended to September 29, 2019 (it being understood and agreed that such extended Revolving Termination Date shall apply to each Extending Lender regardless of the Revolving Termination Date applicable to such Lender prior to giving effect to this Agreement). The Revolving Termination Date as to any Declining Lender remains unchanged (it being understood and agreed that a Lender shall be deemed an Extending Lender with respect to its Extended Revolving Commitments and a Declining Lender with respect to its Revolving Commitments, if any, that are not Extended Revolving Commitments).

II.    CONDITIONS PRECEDENT
The extension of the Revolving Termination Date pursuant to Section I shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied (the “Extension Date”):
(i)    The Administrative Agent (or its counsel) shall have received from the Borrower, the Guarantor, Extending Lenders constituting Required Lenders and from each Issuing Lender either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic image scan transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
(ii)    The Borrower shall have paid:
(A)    to the Administrative Agent, for the account of each Extending Lender, an extension fee in the amount of 0.06% of such Extending Lender’s Revolving Commitment as of the Extension Date, which extension fee once paid will be fully earned and nonrefundable; and
(B)     all other fees and reasonable expenses of the Administrative Agent and the Lenders required under the Credit Agreement and any other Loan Document to be paid on or prior to the Extension Date (including reasonable fees and expenses of counsel) in connection with this Agreement.
(iii)    The Administrative Agent shall have received a certificate, dated the Extension Date and signed by an authorized officer of the Borrower, confirming (i) no Default or Event of Default shall have occurred and be continuing on the Extension Date and after giving effect thereto and (ii) the representations and warranties set forth in Section III hereof, if not qualified as to materiality, shall be true and correct in all material respects and all other representations and warranties set forth in Section III hereof shall be true and correct, in each case on and as of the Extension Date with the same force and effect as if made on or as of the Extension Date (except for those representations and warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties, if not qualified as to materiality, shall be true and correct in all material respects and all such other representations and warranties shall be true and correct, in each case as of such specific date).
III.    REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties contained in Section 3 of the Credit Agreement, if not qualified as to materiality, are true and correct in all material respects and all other representations and warranties set forth in Section 3 of the Credit Agreement are true and correct, in each case on and as of the Extension Date, both immediately before and after giving effect to this Agreement (except for those representations and warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties, if not qualified as to materiality, shall be true and correct in all material respects and all such

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other representations and warranties shall be true and correct, in each case as of such specific date), (ii) this Agreement has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms and (iii) no Default or Event of Default shall have occurred and be continuing on the Extension Date, both immediately before and after giving effect to this Agreement.
IV.    ACKNOWLEDGMENT AND CONFIRMATION OF THE BORROWER AND GUARANTOR
Each of the Borrower and Guarantor hereby confirms and agrees that after giving effect to this Agreement, the Credit Agreement and the other Loan Documents remain in full force and effect and enforceable against each Loan Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect. Each of the Borrower and Guarantor represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if the Borrower or Guarantor has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Agreement. This acknowledgment and confirmation by the Borrower and Guarantor is made and delivered to induce the Administrative Agent and the Lenders to enter into this Agreement. Each of the Borrower and Guarantor acknowledges that the Administrative Agent and the Lenders would not enter into this Agreement in the absence of the acknowledgment and confirmation contained herein.
V.    MISCELLANEOUS
(i)    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5‑1401 AND 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).
(ii)    Full Force and Effect. Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after giving effect to this Agreement. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as modified hereby. This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.
(iii)    Expenses. The Borrower agrees on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all

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reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents delivered in connection herewith.
(iv)    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(v)    Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
(vi)    Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein.
(vii)    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or by email shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WESTAR ENERGY, INC., as Borrower
By:    /s/ Anthony D. Somma
Anthony D. Somma
Senior Vice President, Chief Financial Officer and Treasurer
KANSAS GAS AND ELECTRIC COMPANY, as Guarantor
By:    /s/ Anthony D. Somma
Anthony D. Somma
Vice President and Treasurer

[Signature Page to Third Extension Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as an Issuing Lender and as a Lender

By:    /s/ Bridget Killackey
Name:    Bridget Killackey

Title:	Vice President

[Signature Page to Third Extension Agreement]

BANK OF AMERICA, N.A., as a Documentation Agent and as a Lender
By:    /s/ Geoffrey D. Steinbrenner
Name:    Geoffrey D. Steinbrenner

Title:	Vice President

[Signature Page to Third Extension Agreement]

THE BANK OF NEW YORK MELLON

By:    /s/ Mark W. Rogers
Name:    Mark W. Rogers
Title:    Vice President

[Signature Page to Third Extension Agreement]

CITIBANK, N.A.,
as a Lender

By:    /s/ D.A. Lipke
Name:    D.A. Lipke
Title:    Vice President

[Signature Page to Third Extension Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:    /s/ Maria Ferradas
Name:    Maria Ferradas
Title:    Vice President

[Signature Page to Third Extension Agreement]

Wells Fargo Bank, National Association

By:    /s/Allison Newman
Name:    Allison Newman
Title:    Director

[Signature Page to Third Extension Agreement]

                        BARCLAYS BANK PLC

By:    /s/ Marguerite Sutton
Name:    Marguerite Sutton
Title:    Vice President

[Signature Page to Third Extension Agreement]

CoBank, ACB

By:    /s/ John H. Kemper
Name:    John H. Kemper
Title:    Vice President

[Signature Page to Third Extension Agreement]

BNP PARIBAS

By:    /s/ Denis O’Meara
Name:    Denis O’Meara
Title:    Managing Director

By:    /s/ Karima Omar
Name:    Karima Omar
Title:    Vice President

[Signature Page to Third Extension Agreement]

                        Regions Bank

By:    /s/ D. Mitch Wilson
Name:    D. Mitch Wilson
Title:    Director

[Signature Page to Third Extension Agreement]

U.S. BANK, NATIONAL ASSOCIATION, as an
Issuing Lender and as a Lender

By:    /s/ Andrew N. Taylor
Name:    Andrew Taylor
Title:    Senior Vice President

[Signature Page to Third Extension Agreement]

TD BANK, N.A.

By:    /s/ Shannon Batchman
Name:    Shannon Batchman
Title:    Senior Vice President

[Signature Page to Third Extension Agreement]

Northern Trust Company, as a Lender

By:    /s/ John Canty
Name:    John Canty
Title:    Senior Vice President

[Signature Page to Third Extension Agreement]

UMB Bank, n.a.

By:    /s/ David A. Proffitt
Name:    David A. Proffitt
Title:    Senior Vice President

[Signature Page to Third Extension Agreement]